Simplify Brookwood Global Macro ETF

GMAC

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

September 28, 2026

Advised by:	Sub-Advised by:

Simplify Asset Management Inc.	Brookwood Investment Group LLC
10845 Griffith Peak Drive 2/F	3930 East Ray Road, Suite 155
Las Vegas, NV 89135	Phoenix, AZ 85044

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated September 28, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY – SIMPLIFY BROOKWOOD GLOBAL MACRO ETF

Investment Objective: The Simplify Brookwood Global Macro ETF (the “Fund” or “GMAC”) seeks capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.50%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$51	$160

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is a new fund and has no portfolio turnover information as of the date of this Prospectus.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”). The Fund’s investment adviser, Simplify Asset Management Inc. (the “Adviser”), collaborates with the Fund’s sub-adviser, Brookwood Investment Group LLC (the “Sub-Adviser”), to seek to achieve the Fund’s investment objective. The Fund pursues its investment objective by investing globally across a wide range of asset classes. These broad asset classes are: (i) equities, (ii) debt, (iii) currencies and (iv) commodities. The Fund has no set asset allocation or foreign issuer targets or ranges and takes an opportunistic approach. The Fund may take long and short positions in any asset class. Macro in the Fund’s name is a reference to an investment approach that seeks to analyze the impact of broad economic and political changes. These include: (i) economic growth rates, (i) inflation, (iii) interest rates, (iv) monetary policy, (v) regulatory shifts, and (vi) political leadership changes; all viewed from a national, regional, and global perspective. The Fund invests without restriction as to issuer capitalization, credit rating, country, currency, or debt maturity; and may focus on certain economic sectors. Global in the Fund’s name reflects the Fund’s policy that, under normal circumstances, the Fund will have investments in or equivalent economic exposure to issuers domiciled in at least three countries. Additionally, under normal circumstances, the Fund expects to invest primarily in developed markets, but has no country specific nor geographic targets.

Certain countries are considered emerging markets. The Fund considers an emerging market country to include any country that is (i) generally recognized to be an emerging market country by International Bank for Reconstruction and Development (commonly known as “the World Bank”); (ii) classified by the United Nations as a developing country; or (iii) included in the MSCI Emerging Markets Index. Certain lower rated debt instruments are commonly referred to as “junk bonds.” The Fund defines junk bonds as those rated below Baa3 by Moody’s Investors Service or below BBB- by Standard and Poor’s Rating Group, or, if unrated, determined by the adviser to be of similar credit quality.

Sub-Adviser’s Global Macro Strategy

The Sub-Adviser employs an actively managed opportunistic strategy that focuses on macroeconomic factors that influence asset class fundamental factors and valuations. The Sub-Adviser seeks to identify both price trends of asset classes as well as trends in relative values among similar asset classes. The Sub-Adviser believes that, in the short term, asset prices may not fully reflect new information and that a longer-term price trend may be captured as prices gradually incorporate the full impact of economic news. Generally, the Sub-Adviser uses long-short positions when it believes there is an extreme dislocation among the relative value of assets such as currencies. Macroeconomic themes considered include, but are not limited to, growth, inflation, international trade, monetary policy, investor sentiment and asset-specific fundamentals.

When assessing macroeconomic attractiveness of an investment theme, the Sub-Adviser evaluates both quantitative and qualitative components. Quantitative analysis is intended to measure an asset’s relative attractiveness based on the current level and historical evolution of key macroeconomic drivers such as growth, inflation, export demand, and recent overall equity market performance. Qualitative analysis adds a perspective not always available through quantitative analysis. These considerations include the Sub-Adviser’s assessment of broad themes such as the impact of fiscal policy, monetary policy, trade regulation, political changes and unexpected supply-demand imbalances. The Fund may gain exposure to commodities, infrastructure, and natural resource companies, including those involved in agriculture, energy, metals, and mining, as well as industrial, utilities, and real estate sectors. The Sub-Adviser evaluates multiple opportunities and selects individual allocations based on macroeconomic environments, changing market conditions and other global macro considerations, as well as considering portfolio diversification, expected risk adjusted returns and correlations among asset classes. By using a multi-strategy approach, the Fund’s Sub-Adviser seeks to identify the optimal allocation among 10-20 allocations to achieve positive returns and mitigate asset-class and single-strategy risks.

In addition, the Sub-Adviser may express an investment theme by using (i) hedge fund replication strategies, (ii) managed futures strategies, (iii) derivatives-based approaches, (iv) risk parity frameworks, (v) fund-of-funds structures, and (vi) other diversified multi-asset investment styles.

●	Hedge fund strategies are generally designed to reduce market risk and include long/short equity strategies that are long stocks with higher expected returns while shorting stocks with lower expected returns. Hedge funds may also use other hedging techniques to reduce risk such as shorting equity index futures to seek to achieve a market neutral portfolio.

●	Managed futures strategies are also generally designed to reduce market risk and include long/short strategies that are long futures contracts with higher expected returns while shorting futures contracts with lower expected returns.

●	Derivative based strategies use derivatives such as future, forwards, swaps and options as substitutes for securities and other assets.

●	Risk parity strategies are asset allocation strategies that set a target portfolio level of risk (such as measured standard deviation of returns) target and invest in asset classes with higher expected returns, subject to the risk target.

●	Fund-of-fund strategies use mutual funds, ETFs, closed-end funds and/or private funds as substitutes for portfolios of securities.

●	Diversified multi-asset strategies combine different types of asset classes based on the theory that diversification will smooth returns over time when compared to a focused portfolio.

The Fund has no set theme or strategy allocation targets or ranges and takes an opportunistic approach. In general, the Sub-Adviser’s allocation process is driven by a combination of fundamental research, macroeconomic indicators, and global macro themes designed to adjust exposures across markets, with the goal of delivering diversified returns and managing overall portfolio volatility.

The Sub-Adviser executes its strategy primarily through swaps that provide returns to the Fund that are based on model portfolios generated by the investment strategies. The Sub-Adviser evaluates opportunities on an ongoing basis and adjusts strategy allocations accordingly. The Sub-Adviser reduces or eliminates the Fund’s exposure to a strategy if it does not perform as expected or when it believes a different strategy presents a more attractive risk return opportunity.

Subsidiary

Typically, the Fund will not invest directly in commodity-linked instruments. But rather, the Fund expects to gain exposure to these investments by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity-linked instruments in accordance with applicable tax rules and regulations. The Subsidiary follows the same compliance policies and procedures, as the Fund and is subject to the same investment restrictions and limitations as the Fund when measured on a consolidated basis with the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions, custody, and advisory agreements.

To manage liquidity or post collateral to a futures, forward, or swap counterparty, the Fund may also invest in cash and cash-like instruments or high-quality short term fixed income securities. These may consist of (i) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury, a government agency, or government sponsored enterprise; (ii) money market funds (including affiliated money market ETFs); (iii) fixed income ETFs; (iv) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality; and/or (v) collateralized repurchase agreements. The adviser considers an unrated security to be of comparable quality to a security rated investment grade if it believes it has a similar low risk of default.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance. The following describes the risks the Fund bears with respect to its model portfolio-linked investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Active Management Risk. The Fund is subject to the risk that the global macro investment strategy of the Sub-Adviser may not produce the intended results and may negatively impact Fund performance.

Equity Securities Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in a model portfolio indirectly held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

○	Large Capitalization Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

○	Small and Medium Capitalization Risk. The earnings and prospects of small and medium-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Limited History Risk. The Fund is a new ETF and has a limited history of operations for investors to evaluate.

Non-Diversified Fund Risk. Because the Fund is non-diversified and may invest a greater portion of its assets linked to fewer issuers than a diversified fund, changes in the market value of a single portfolio asset could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Futures Risk. The use of futures in a model portfolio involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index or asset.

Swaps Risk. Leverage inherent in swaps will tend to magnify the Fund’s losses if the reference asset or assets declines in price. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Foreign Investment Risk. The Fund may use model portfolios based on securities domiciled in countries outside the U.S. that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies or government entities. These companies and governmental entities may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards than those of U.S. markets.

Emerging Markets Risk. Investing in model portfolios based on emerging market securities subjects the Fund not only the risks described above with respect to investing in foreign securities generally, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for derivative contracts in emerging market currencies and securities typically is smaller, which may result in a lack of liquidity and price volatility.

Foreign Currency Risk. The Fund may invest in model portfolios that hold investments that provide exposure to non-U.S. currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and your investment in the Fund may experience losses.

Debt Securities Risk. When the Fund invests model portfolios that hold debt securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities or duration will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

○	These risks are heightened for lower credit quality issuers, commonly known as “junk bond” issuers.

○	Privately offered debt instruments are also subject to liquidity risk.

○	There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Short Position Risk. If a security sold short or other instrument increases in price, the seller may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security or other instrument sold short, such losses are theoretically unlimited.

Sector Risk. Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the Sub-Adviser invests a significant portion in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. The sectors in which the Fund may be overweighted will vary, such as energy, metals, agriculture, real estate, mining, and utilities.

●	Energy Risk. Energy prices may be adversely affected by fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions.

●	Metals Risk. Precious and industrial metals prices may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the production costs of these metals. Precious metal prices may become volatile when they serve as a substitute for currencies.

●	Agriculture Risk. Investing in the agriculture commodities markets may subject the Fund to greater volatility than investments in traditional securities. Agriculture prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

●	Real Estate Risk. A real estate investment’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local and regional and national economic conditions, interest rates and tax considerations.

●	Mining Risk. The exploration and development of mineral and metal deposits involve significant financial risks over a significant period of time, which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site.

●	Utility Risk. The utilities sector is generally subject to significant environmental and government regulation and oversight and other regulations. The utilities sector also faces risks related to natural disasters, cyber and other attacks, energy price volatility and increased competition. New burdensome regulations may erode utility sector earnings and depress security values.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated money market ETF, the Adviser is subject to conflicts of interest in the allocation of the Fund’s assets to the affiliated ETF. The Adviser will receive more revenue to the extent the Fund invests in an affiliated money market ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to the special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (“SAMI”).

Investment Sub-Adviser: Brookwood Investment Group LLC

Portfolio Managers: Chris Coolidge, Chief Investment Officer of the Sub-Adviser, and David Berns, Chief Investment Officer of the Adviser serve as portfolio managers of the Fund. Messrs. Coolidge and Berns and have each served the Fund as a portfolio manager since it commenced operations in 2026 and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.